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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported) August 17, 1999
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                            CASE CREDIT CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)



            33-80775-01                           76-0394710
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      (Commission File Number)         (I.R.S. Employer Identification No.)


   233 Lake Avenue, Racine, Wisconsin                                  53403
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(Address of Principal Executive Offices)                             (Zip Code)


                                 (414) 636-6011
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.   Other Events.


     On August 17, 1999, Case Corporation issued the press release included as
Exhibit 99 to this report and incorporated by reference herein announcing the approval by its stockholders of the agreement and plan of merger, dated as of May 15, 1999, by and among Case Corporation, Fiat S.p.A., New Holland N.V., and Fiat Acquisition Corporation, and the transactions contemplated by that agreement. The financial services business of Case Corporation is provided through Case Capital Corporation, including its wholly owned subsidiary, Case Credit Corporation, and their subsidiaries and joint ventures (collectively, "Case Capital").

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.


  Exhibit
    No.      Document Description
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  99         Press Release of Case Corporation dated August 17, 1999.

                                                                 Form 8-K page 2
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CASE CREDIT CORPORATION


                                           /s/ Kevin J. Hallagan
Dated: August 18, 1999                  By:________________________
                                        Kevin J. Hallagan
                                        Vice President and Secretary

                                                                 Form 8-K page 3
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                               INDEX TO EXHIBITS



Exhibit
   No.    Document Description
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99        Press release dated August 17, 1999 of Case Corporation.

                                                                 Form 8-K page 4